Sources Of Revenue	9 Months Ended
Sep. 30, 2016
Notes to Consolidated Financial Statements [Abstract]
Sources of Revenue

10. Sources of Revenue

Outside of the U.S., the Company does not recognize patient service revenue at the time the services are rendered without assessing the patient’s ability to pay. Accordingly, the additional disclosure requirements introduced with ASU 2011-07 apply solely to U.S. patient service revenue. Below is a table showing the sources of our U.S. patient service revenue (net of contractual allowance and discounts but before patient service bad debt provision), included in the Company’s Health Care revenue, for the nine months ended September 30, 2016 and 2015.

	2016	2015

Medicare program	$3.991.859	$3.759.692
Private/alternative payors	3.971.847	3.574.919
Medicaid and other government sources	465.610	398.912
Hospitals	750.233	673.721
Total patient service revenue	$9.179.549	$8.407.244